                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of report: June 15, 1996


                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS

      Delaware                     33-80055                    38-2748796
      --------                     --------                    ----------
     (State of                 (Commission File              (IRS Employer
   Incorporation)                   Number)                Identification No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices)(Zip Code)

      Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
     --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

                The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended May 31, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        Designation             Description             Method of Filing
        -----------             -----------             ----------------

        Exhibit 20      Report for the month ended     Filed with this report.
                        May 31, 1996 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Volkswagen Credit Auto Master Trust



                                      By: Volkswagen Credit Auto
                                            Receivables Corporation


                                      By: /s/ Allen L. Strang
                                          -------------------------------